FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

      THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made as of the 13th day of August, 2004, by and between CAPLEASE, LP ("Purchaser") and NEDA OF PUERTO RICO, INC. ("Seller").

                                   BACKGROUND

      A. Seller and Purchaser have entered into a certain Purchase and Sale Agreement, dated as of July 14, 2004 (the "Agreement").

      B. The Seller and Purchaser desire to amend the Agreement as set forth below.

      C. Capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound hereby, the parties agree as follows:

      1. The reference to "August 16, 2004" in the definition of Review Period in Section 3 of the Agreement is hereby deleted and replaced with "September 16, 2004".

      2. The reference to "August 31, 2004" in the definition of Closing Date in
Section 8.1 of the Agreement is hereby deleted and replaced with "September 30, 2004".

      3. Except as specifically amended by the foregoing, all of the terms, conditions, covenants and agreements in the Agreement shall remain unaltered and of full force and effect. In the event of any conflict or inconsistency between the terms and provisions set forth in the Agreement and the terms and provisions set forth in this Amendment, the terms and provisions set forth herein shall control.

      4. This Amendment shall be governed and construed according to the laws of the State of New York. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

      5. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as to any party whose signature appears thereon, and all of which when taken together shall constitute one and the same instrument. The parties agree to accept and rely on facsimile copies of signatures on this Amendment as originals.

                            [Signatures on Next Page]

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                    NEDA OF PUERTO RICO, INC., a Puerto Rico corporation

                                    By: /s/ Charles A. Snell
                                        ----------------------------------------
                                    Name: Charles A. Snell
                                         ---------------------------------------
                                    Its: Owner
                                         ---------------------------------------

                                    CAPLEASE, LP,
                                    a Delaware limited partnership

                                    By:  CLF OP General Partner, LLC, a Delaware
                                         limited liability company, its general
                                         partner



                                         By:  Capital Lease Funding, Inc., a
                                              Maryland corporation, its
                                              sole member

                                         By: /s/ Shawn P. Seale
                                            ------------------------------------
                                              Name: Shawn P. Seale
                                              Title: Sr Vice President

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